UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2018

KUSH BOTTLES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Newport Circle, Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 9, 2018, the Board of Directors (the “Board”) of Kush Bottles, Inc. (the “Company”) adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all directors, officers and employees of the Company. The code addresses various topics, including compliance with applicable laws, rules and regulations, conflicts of interest, public disclosure of information, insider trading, corporate opportunities, competition and fair dealing, record-keeping, confidentiality and protection and proper use of company assets.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is filed herewith as Exhibit 14.1 and incorporated herein by reference.

The Code will also be posted on the Company's website at www.kushbottles.com. The Company also anticipates filing any future amendment or waiver of the Code on the Company’s website within four business days of the date thereof. The contents of the Company’s website are not incorporated by reference in this report or made a part hereof for any purpose.

Item 8.01.	Other Events.

Also on March 9, 2018, the Board formed an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee” and, together with the Audit Committee and Compensation Committee, collectively, the “Committees”).

The Audit Committee consists of Eric Baum, Barbara Goodstein and Donald Hunter, with Mr. Hunter acting as its Chair. The Compensation Committee consists of Messrs. Baum, Goodstein and Hunter, with Mr. Baum acting as its Chair. The Nominating and Corporate Governance Committee consists of Messrs. Goodstein and Hunter, with Ms. Goodstein acting as its Chair.

In connection with the formation of the Committees, the Board adopted charters (the “Committee Charters”) to govern their membership and function. The Committee Charters are filed herewith as exhibits 99.1, 99.2 and 99.3, respectively. The Committee Charters will also be posted on the Company's website at www.kushbottles.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
14.1	Kush Bottles, Inc. Code of Business Conduct and Ethics.
99.1	Audit Committee Charter.
99.2	Compensation Committee Charter.
99.3	Nominating and Corporate Governance Committee Charter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSH BOTTLES, INC.
(Registrant)

March 13, 2018	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
14.1	Kush Bottles, Inc. Code of Business Conduct and Ethics.
99.1	Audit Committee Charter.
99.2	Compensation Committee Charter.
99.3	Nominating and Corporate Governance Committee Charter.